UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

July 27, 2006

(Date of earliest event reported)

HARBOR GLOBAL COMPANY LTD.

(Exact Name of Registrant as Specified in Charter)

Bermuda	000-30889	52-2256071
(State or other Jurisdiction of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

One Fanueil Hall Marketplace, Boston, MA 02109

(Address of principal executive offices, including zip code)

(617) 878-1600

(Registrant’s telephone number, including area code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

On July 27, 2006, Harbor Global Company Ltd. issued a press release announcing its consolidated financial results for the three months ended June 30, 2006. This press release is being furnished to the Securities and Exchange Commission pursuant to Item 2.02 of Form 8-K and is attached hereto as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit 99.1    Press Release dated July 27, 2006 issued by Harbor Global Company Ltd.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 27, 2006	HARBOR GLOBAL COMPANY LTD.

	By	/s/ Donald H. Hunter
Donald H. Hunter
Chief Operating Officer and Chief Financial Officer

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